PATENT SECURITY AGREEMENT

This Patent Security Agreement (this “Agreement”), is dated as of May 22, 2009, by LAS VEGAS GAMING, INC., a Nevada corporation (the “Grantor”), in favor of IGT, a Nevada corporation (the “Lender”).

W I T N E S S E T H

WHEREAS, the Grantor is party to a certain IGT-LVGI Binding Term Sheet dated on or about February 13, 2009 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Advance Term Sheet”) between the Grantor and the Lender, pursuant to which the Lender advanced certain sums to Grantor, and the Grantor granted the Lender a security interest in all of the Grantor’s present and future assets.  Under the Advance Term Sheet, the Grantor is required to execute and deliver this Agreement;

NOW, THEREFORE, in consideration of the premises and in connection with the Advance Term Sheet, the Grantor hereby agrees with the Lender as follows:

SECTION 1. Grant of Security Interest in Patent Collateral.  The Grantor hereby pledges and grants to the Lender for the benefit of the Lender and any affiliate of the Lender, a continuing lien on and continuing security interest in and to all of the Grantor’s right, title and interest in, to and under all the following collateral of such Grantor:

(a) patents of Grantor listed on Schedule I attached hereto;

(b) all goodwill associated with such patents; and

(c) all proceeds of any and all of the foregoing.

SECTION 2. Security Agreement.  The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Lender pursuant to the Advance Term Sheet and that certain Security Agreement dated the date of this Agreement between the Grantor and the Lender, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

SECTION 3. Termination.  Upon the release of the Lender’s security interest in any patents, the Lender shall execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in such patents under this Agreement.

SECTION 4. Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.  Delivery of an executed counterpart by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

LAS VEGAS GAMING, INC.

By:   /s/  Bruce Shepard
Name:    Bruce Shepard
Title:      Chief Financial Officer

ACCEPTED AND AGREED:

IGT

By: /s/  Ken Creighton
Name:   Ken Creighton
Title:     Assistant Secretary and
              V.P. Corporate Legal

SCHEDULE I TO PATENT SECURITY AGREEMENT

i.           Patents

1.           U.S. Patents

	PATENT NUMBER	DATE OF PATENT	TITLE
1)	6,059,659	MAY 9, 2000	ROULETTE TABLE HAVING PROGRESSIVE JACKPOTS
2)	7,335,106 B2	FEBRUARY 26, 2008	CLOSED-LOOP SYSTEM FOR DISPLAYING PROMOTIONAL EVENTS AND GRANTING AWARDS FOR ELECTRONIC VIDEO GAMES
3)	7,258,608 B2	AUGUST 21, 2007	KENO GAME WITH EXTRA CHANCES
4)	6,722,978 B2	APRIL 20, 2004	METHOD OF PLAYING A LINKED NUMERICAL GAME OF CHANCE WITH A BONUS AND PARLAY WAGERING OPTION

2.           U.S. Patent Applications

	PATENT APPLICATION NUMBER	TITLE
1)	11/469,108	METHODS AND APPARATUS FOR INTERACTING WITH PLAYERS OF VIDEO MACHINES
2)	11/468,946	CLOSED-LOOP SYSTEM FOR PROVIDING ADDITIONAL EVENT PARTICIPATION TO ELECTRONIC VIDEO GAME CUSTOMERS
3)	11/686,755	AUTOMATIC FUNDING OF PARAGAMES ON ELECTRONIC GAMING PLATFORM
4)	11/968,633	ENHANCED VIDEO GAMING MACHINE
5)	11/897,533	Method and system for paragame activity at electronic gaming machine
6)	11/897,532	Method and apparatus for providing secondary gaming machine functionality
7)	11/847,062	SYSTEM TO DECODE VIDEO SIGNAL FROM ELECTRONIC GAMING DEVICE AND TO DETERMINE PLAY INFORMATION

3.           International Patents/Applications

	COUNTRY PATENT/APPLICATION NUMBER	TITLE
1)	WO 1997/046293	ROULETTE TABLE HAVING PROGRESSIVE JACKPOTS
2)	WO 2005/043285	CLOSED-LOOP SYSTEM FOR DISPLAYING PROMOTIONAL EVENTS AND GRANTING AWARDS FOR ELECTRONIC VIDEO GAMES
3)	WO 2007/035388	METHODS AND APPARATUS FOR INTERACTING WITH PLAYERS OF VIDEO MACHINES
4)	WO 2008/027062	CLOSED-LOOP SYSTEM FOR PROVIDING ADDITIONAL EVENT PARTICIPATION TO ELECTRONIC VIDEO GAME CUSTOMERS
5)	WO 2008/027443	METHOD AND SYSTEM FOR PARAGAME ACTIVITY AT ELECTRONIC GAMING MACHINE
6)	WO 2008/027444	METHOD AND APPARATUS FOR PROVIDING SECONDARY GAMING MACHINE FUNCTIONALITY
7)	WO 2009/029101	SYSTEM TO DECODE VIDEO SIGNAL FROM ELECTRONIC GAMING DEVICE AND TO DETERMINE PLAY INFORMATION